PUBLIC OFFERING

SUBSCRIPTION AGREEMENT

AND

CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE

NEW WORLD TECHNOLOGIES, INC.

FOR A COMPLETE DESCRIPTION OF THE PUBLIC OFFERING AND INFORMATION REGARDING INVESTMENT RISKS, SUBSCRIBERS ARE URGED TO READ THE PROSPECTUS.

This Subscription Agreement and Confidential Subscriber Questionnaire are part of the New World Technologies, Inc. (the “Company”) registration statement, file No. 333-229390, and is to be used to purchase shares of the Company’s common stock in the Company’s public offering of 2,000,000 shares, at $5.00 per share with a minimum offering amount of 100,000 shares ($500,000) (the “Public Offering”).

If a person or entity (a “Subscriber”) wishes to take part in the Public Offering, the Subscriber needs to complete the entire Subscription Agreement and Confidential Subscriber Questionnaire. Subscribers should read the instructions carefully on how to complete these documents. Incomplete Subscription Agreements and Confidential Subscriber Questionnaire or documents which fail to include the necessary attachments will be rejected.

You may only subscribe if you are a resident of one of the following states: _______________________

__________________________________________________________________________ or such other state as approved by the Company. You must upload proof of residency by attaching a legible copy of your driver’s license, passport or other government-issued photo identification. If the shares are to be issued in more than one name, both persons must supply a copy of their driver’s license, US passport or other government-issued photo identification.

PLEASE NOTE THE SPECIAL REQUIREMENTS FOR RESIDENTS OF [ADD SPECIAL REQUIREMENTS IF ANY PROVIDED BY BLUE SKY COMPLIANCE COMPANY]

THE COMPANY RESERVES THE RIGHT IN ITS SOLE AND ABSOLUTE DISCRETION TO REJECT THE SUBSCRIPTION OF ANY SUBSCRIBER FOR ANY REASON AT ALL, INCLUDING THE SUBSCRIBER’S FAILURE TO MEET THE SUITABILITY REQUIREMENTS PRESCRIBED BY THE STATE OF SUCH SUBSCRIBER’S RESIDENCE.

IF THE COMPANY REJECTS SUCH SUBSCRIPTION, THE COMPANY WILL DO SO PROMPTLY AND ANY CASH PAYMENTS AND COPIES OF ALL EXECUTED SUBSCRIPTION DOCUMENTS WILL BE PROMPTLY RETURNED, WITHOUT INTEREST OR DEDUCTION, IN THE CASE OF CASH PAYMENTS.

INSTRUCTIONS ON COMPLETING THIS PUBLIC OFFERING SUBSCRIPTION AGREEMENT

AND CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE

Any Subscriber subscribing to invest in the common stock shares (the “Shares”) of the Company may do so only by means of the completion, delivery and acceptance of the subscription documents in this package (the “Subscription Documents”) as follows:

1.	Complete the Confidential Subscriber Questionnaire.

2.	Date and sign the signature page of the Confidential Subscriber Questionnaire and Subscription Agreement.

3.	Natural persons must submit a proof of residency by attaching a legible copy of the Subscriber’s driver’s license, passport or other government issued photo identification. If the shares are to be issued in more than one name, both persons must supply a copy of their driver’s license, US passport or other government issued photo identification.

4.	Subscribers, other than natural persons, must submit a copy of their certificate of incorporation or organization (or analogous document).

DELIVERY INSTRUCTIONS. Subscribers must deliver the Subscription Documents to the Company at the address listed below:

New World Technologies, Inc.

1363 Veterans Memorial Highway, Suite 22

Hauppauge, New York 1788

888-605-3510

SUBSCRIPTION PAYMENTS. Subscribers must tender payment by check, money order or wire of immediately available funds in the amount of the Total Purchase Price for the shares payable in U.S. Dollars. If paying by check or money order, pay to the order of “New World Technologies, Inc.”. and send to the Company at above address.

ADDITIONAL INFORMATION. For additional information concerning subscriptions, Subscribers should contact the Company at the above address or phone or contact the president of the Company, Hank Tucker at hankt@newworldtek.com.

CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE

THE SUBSCRIBER UNDERSTANDS THAT THE REPRESENTATIONS CONTAINED IN THIS CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE ARE MADE FOR THE PURPOSE OF ESTABLISHING THE SUBSCRIBER’S ELIGIBILITY TO PURCHASE THE COMPANY’S SHARES. THE SUBSCRIBER HEREBY REPRESENTS THAT THE STATEMENT OR STATEMENTS INITIALED BELOW AND SET FORTH HEREIN AND ELSEWHERE, INCLUDING THE SUBSCRIPTION AGREEMENT, ARE TRUE AND CORRECT IN ALL RESPECTS. THE SUBSCRIBER UNDERSTANDS THAT A FALSE REPRESENTATION MAY CONSTITUTE A VIOLATION OF LAW, AND THAT ANY PERSON WHO SUFFERS DAMAGE AS A RESULT OF A FALSE REPRESENTATION MAY HAVE A CLAIM AGAINST THE SUBSCRIBER FOR DAMAGES.

SUBSCRIPTIONS WILL BE ACCEPTED ONLY FROM PERSONS WHO ARE ELIGIBLE INVESTORS WITHIN THE MEANING OF APPLICABLE FEDERAL AND STATE SECURITIES REGULATIONS. UNLESS OTHERWISE INDICATED, RESPONSES SHOULD BE GIVEN BY REFERENCE TO THE SPECIFIC PERSON FOR WHOSE ACCOUNT THE SHARES ARE BEING ACQUIRED. THE SUBSCRIBER MAY BE REQUIRED TO PROVIDE SUCH FURTHER INFORMATION AND EXECUTE AND DELIVER SUCH DOCUMENTS AS THE COMPANY MAY REASONABLY REQUEST TO VERIFY THAT THE SUBSCRIBER QUALIFIES AS AN ELIGIBLE INVESTOR.

A. Name of Subscriber. Provide the full legal name of the Subscriber(s). In the case of organizations, provide the type of entity (e.g., corporation, partnership, or trust) and its state of organization.

________________________________________________________________________________________________

B. Date of Birth (Individuals) or Date of Organization (Entities) and Social Security Number (Individuals) or Tax Identification Number (Entities

_________________________________________________       ___________________________________________

C. Residence Address and Telephone Number (Individuals).

________________________________________________________________________________________________

Number, Street, City, State, Zip Code

________________________________________________________________________________________________

Telephone with area code

D. Business Address and Telephone Number (All Investors).

________________________________________________________________________________________________

Number, Street, City, State, Zip Code

________________________________________________________________________________________________

Telephone with area code

E. Approximate Net Worth (Individuals). Provide the Net Worth of the Subscriber(s). Net Worth” means the total value of all assets, minus the total value of all liabilities. The value of an asset is equal to the price at which an investor could reasonably expect to sell the asset. In calculating net worth, an investor should only include assets that are liquid, meaning assets that consist of cash or something that could be quickly and easily converted into cash, such as publicly-traded stock. An investor should not include illiquid assets in the calculation of net worth, such as homes, home furnishings or cars.

________________________________________________________________________________________________

G. Annual Gross Income (Individuals). Provide the Annual Gross Income of the Subscriber(s). “Annual gross income” means the total amount of money you earn each year, before deducting any amounts for taxes, insurance, retirement contributions or any other payment or expenses.

________________________________________________________________________________________________

SIGNATURE PAGE

to

CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE

NEW WORLD TECHNOLOGIES, INC.

The undersigned Subscriber does represent and certify under penalty of perjury, by executing below, that the foregoing statements are true and correct and that he/she has (they have) by the following signature(s) this ______ day of ______________, 201__.

________________________________________________________________________________________________

Signature of Subscriber

Printed Name:

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SUBSCRIPTION AGREEMENT

NEW WORLD TECHNOLOGIES, INC.

The Subscriber hereby subscribes for ______ (__) Shares(s) of common stock of New World Technologies, Inc. as described in 1.1 below priced at $5.00 per share in the principal amount of ______________ Dollars ($_________________) .

1. SUBSCRIPTION.

1.1 The undersigned (the “Subscriber”), desiring to become a shareholder in NEW WORLD TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the “Company”), hereby subscribes for and agrees to purchase shares of common stock issued by the Company (the “Shares”) pursuant to the Company’s offering of 2,000,000 shares at $5.00 per share on a best efforts, no-minimum basis (the “Public Offering”) described in, and upon the terms and conditions set forth in, the prospectus contained in the registration statement no. 333-229390 as amended or supplemented through the closing of the Public Offering (the “Prospectus”), as follows.

1.2 The Subscriber hereby irrevocably agrees to deliver directly to the Company payment for the Shares and a completed copy of this Subscription Agreement and Confidential Subscriber Questionnaire to the address provided therein in accordance with the terms and conditions herein set forth. The purchase price will be paid in accordance with the terms and conditions of the Company’s Prospectus, the terms of which are incorporated herein by this reference.

1.3 Subscriber acknowledges that the completion of the issue and sale by the Company and the purchase by the Subscriber of the Shares pursuant to this Subscription Agreement (the “Closing”) shall be completed in the place and the manner determined by the Company and that the completion of this offering of Shares may take place in one or more closings as determined by the Company.

2. ACCEPTANCE OF SUBSCRIPTION. The Subscriber hereby confirms that the Company has full right in its sole discretion to accept or reject the subscription of the Subscriber, provided that, if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, any cash payments and copies of all executed Subscription Documents will be promptly returned (without interest or deduction in the case of cash payments). In the case of acceptance, ownership of the number of Shares being purchased hereby will pass to the Subscriber upon issuance of the Shares subscribed for and will be deemed to be acceptance of this offer.

3. IRREVOCABILITY. The Subscriber hereby acknowledges and agrees, subject to the provisions of any applicable state securities laws providing for the refund of subscription amounts submitted by the Subscriber, if applicable, that the subscription hereunder is irrevocable and that the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the Subscriber, and the Subscriber’s respective heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and each such person’s heirs, executors, administrators, successors, legal representatives and assigns.

4. INDEMNIFICATION. The Subscriber agrees to indemnify and hold harmless the Company and all of its affiliates, officers, directors, attorneys, accountants and affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Shares Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investing preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any allegedly false representation or warranty or breach of or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

5. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber and any others for whom the Subscriber may be contracting hereunder acknowledges, represents, warrants and covenants to and with the Company that, as at the date given above and at the Closing:

(a) the Subscriber certifies that it is resident in the United States of America at the address set out in the Confidential Subscriber Questionnaire which address is the residence or principal place of business of the Subscriber and such address was not obtained or used solely for the purpose of acquiring the Shares;

(b) the Subscriber is aware that tare risks associated with the purchase of the Shares;

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(c) no person(s) has represented the future stock price or value of the Shares

(d) the Subscriber does not have knowledge of a “material fact” or “material change” in the affairs of the Issuer that has not been generally disclosed to the public, save knowledge of this particular transaction;

(e) the Subscriber’s decision to tender this offer and purchase the Shares has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Company, or any other person and is based entirely upon this Agreement and currently available public information concerning the Company;

(f) the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if an individual is of full age of majority, in the jurisdiction in which the Subscriber is resident, and if the Subscriber is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been given to authorize the execution of this Agreement on behalf of the Subscriber;

(g) the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which it is or may be bound;

(h) this Agreement has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber;

(i) if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue of the Shares as may be required;

(j) the Subscriber agrees that the above representations, warranties, covenants and acknowledgements in this subsection will be true and correct both as of the execution of this subscription and as of the day of Closing.

The foregoing representations, warranties, covenants and acknowledgements are made by the Subscriber with the intent that they be relied upon by the Company in determining its suitability as a purchaser of Shares, and the Subscriber hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

6. MODIFICATION. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

7. NOTICES. Any notice, demand or other communication which any party hereto may be required or may elect to give anyone interested hereunder shall be sufficiently given if: (a) deposited, postage prepaid, in the United States or any other country of the Subscriber’s residence mail box, stamped registered or certified mail, return receipt requested, or by overnight courier, and addressed, in the case of the Company, to the address given in the preamble hereof, and, if to the Subscriber, to the address set forth hereinafter; or (b) delivered personally at such address; or (c) telecopied to the Company, and if to the Subscriber, at the number set forth in this Subscription Agreement.

8. COUNTERPARTS. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute an agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

9. ENTIRE AGREEMENT. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein.

10. SEVERABILITY. Each provision of this Subscription Agreement is intended to be severable from every other provision and the invalidity or illegality of the remainder hereof.

11. TRANSFERABILITY; ASSIGNABILITY. This Subscription Agreement is not transferable or assignable by the Subscriber.

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12. APPLICABLE LAW. This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with the laws of the State of Delaware.

13. SUBSCRIPTION INFORMATION.

The Subscriber hereby subscribes for Shares in the amounts set forth hereinabove and tenders payment as further set forth below.

The Subscriber must tender payment by check, money order or wire of immediately available funds in the amount of the Total Purchase Price for the shares payable in U.S. Dollars. If paying by check or money order, pay to the order of “New World Technologies, Inc.” and send to the Company at:

New World Technologies, Inc.
1363 Veterans Memorial Highway, Suite 22
Hauppauge, New York 1788
888-605-3510

If paying by wire transfer, utilize the following instructions:

Bank:
Address:
ABA Number:
SWIFT Code
Account No.:
For Credit to:
Reference:	[Subscriber Name]

Subscriber hereby delivers this completed and signed Subscription Agreement and concurrently herewith tenders payment in such amount to the Company.

If the Shares hereby subscribed for are to be owned by more than one person in any manner, the Subscriber understands and agrees that all of the co-owners of such Shares must sign this Subscription Agreement.

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Signature Page to Subscription Agreement

New World Technologies, Inc.

IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury, by executing the Subscriber’s signature pages of this Subscription Agreement, that the foregoing statements are true and correct and that he/she has (they have) by the following signature(s) executed this Subscription Agreement this ______ day of ______________, 201__ at _________________________________.

By
	Signature	Date:

By
	Signature	Date:

Printed Name(s) of Subscriber

$
Amount of Subscription

Status (if not individual):

( ) Trust	( ) Corporation
( ) Partnership	( ) Other
( ) IRA		(describe)

Title to be Taken By (if not individual):

( ) Joint Tenant with
(name of co-tenant)
( ) Other (describe):

Accepted:

NEW WORLD TECHNOLOGIES, INC.

By
Date:

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